As filed with the Securities and Exchange Commission on November 10 , 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________

Amendment No. 1
to
FORM S-1

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

_____________

TURBOSONIC TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

_____________

Delaware	8711	13-1949528
(State of Incorporation)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

550 Parkside Drive, Suite A-14
Waterloo, Ontario, Canada N2L 5V4
(519) 885-5513
(Address and telephone number of registrant’s principal executive offices)

Egbert Q. van Everdingen
President
TurboSonic Technologies, Inc.
550 Parkside Drive, Suite A-14
Waterloo, Ontario, Canada N2L 5V4
(519) 885-5513
(Name, Address and Telephone Number of Agent for Service)

Copy to:
Ira I. Roxland
Joseph H. Schmitt
SNR Denton US LLP
2 World Financial Center
New York, New York 10281
Telephone:  (212) 768-6700
Fax:  (212) 768-6800

_____________

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act:

☐ Large accelerated filer	☐ Accelerated filer	☐ Non-accelerated filer	☑ Smaller reporting company

________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.	Other Expenses of Issuance and Distribution

The following table sets forth various estimated expenses that will be incurred in connection with this offering as it relates to this Registration Statement:

SEC filing fee	$178.78
Legal fees and expenses	20,000.00
Accounting fees and expenses	25,000.00
Printing expenses	2,500.00
Miscellaneous expenses	2,321.22
Total	$50,000.00

Item 14.	Indemnification of Directors and Officers

Article Fifteenth of Registrant’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), provides that registrant shall, to the full extent permitted by Section 145 of the Delaware General Corporation Law, as amended (“DGCL”), indemnify all persons whom it may indemnify pursuant thereto. Article Fifteenth of the Certificate of Incorporation also provides that no director shall be liable to the registrant or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of the director’s duty of loyalty to the registrant or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under Section 174 of the DGCL or (4) transactions from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the registrant’s directors to the registrant or its stockholders to the fullest extent permitted by Section 102(b)(7) of the DGCL.

Section 145 of the DGCL grants Registrant the power to indemnify existing and former directors, officers, employees and agents of the registrant who are sued or threatened to be sued because they are or were directors, officers, employees and agents of the registrant.

Item 15.	Recent Sales of Unregistered Securities

Since November 1, 2008, the only securities issued by Registrant that were not registered under the Securities Act of 1933 (the “Securities Act”) were options to purchase an aggregate of 480,000 shares of Registrant’s common stock. Such options were granted to Registrant’s employees and directors pursuant to the terms of Registrant’s stock option plans.

The granting of such stock options to Registrant’s employees and directors was not registered under the Securities Act because the stock options either did not involve an offer or sale for purposes of Section 2(a)(3) of the Securities Act, in reliance on the fact that the stock options were granted for no consideration, or were offered and sold in transactions not involving a public offering, exempt from registration under the Securities Act pursuant to Section 4(2).

Item 16.	Exhibits and Financial Statement Schedules

The following is a list of exhibits filed herewith as part of the registration statement:

Exhibit Number	Exhibit Description
3.1	Certificate of Incorporation of Registrant (1)
3.2	Certificate of Amendment of Certificate of Incorporation of Registrant (2)
3.3	Certificate of Correction of Certificate of Amendment of Registrant (3)
3.4
Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional, and other Special Rights and the Qualifications, Limitations, Restrictions, and other distinguishing characteristics of Special Voting Preferred Stock (2)

3.5	Amended and Restated By-laws of Registrant (4)
4.1	Form of certificate evidencing common stock (2)
5.1	Opinion of SNR Denton US LLP *
10.1	2003 Stock Plan (5)
10.2	2008 Stock Plan (6)
10.3	Facility Agreement dated May 12, 2011 by and between TurboSonic Inc. and HSBC Bank Canada (7)
10.4	General Security Agreement dated June 20, 2011 by and between TurboSonic Inc. and HSBC Bank Canada (7)
10.5	General Security Agreement dated June 20, 2011 by and between TurboSonic Canada Inc. and HSBC Bank Canada (7)
10.6	Guarantee dated as of June 20, 2011 by and between TurboSonic Canada Inc. and HSBC Bank Canada (7)
10.7	Investment Agreement, dated as of October 28, 2011, by and between TurboSonic Technologies and Dutchess Opportunity Fund, II, LP, a Delaware Limited Partnership
10.8	Registration Rights Agreement, dated as of October 28, 2011, by and between TurboSonic Technologies and Dutchess Opportunity Fund, II, LP, a Delaware Limited Partnership (8)
21.1	Subsidiaries of Registrant (7)
23.1	Consent of Deloitte & Touche LLP *
23.2	Consent of SNR Denton US LLP (contained in its opinion included under Exhibit 5.1) *
________________

*	Filed as an exhibit to this Registration Statement on November 1, 2011.

(1)	Filed on April 9, 1993, as an exhibit to Registrant’s Registration Statement on Form S-1 (File Number 33-60856) and incorporated herein by reference.

(2)	Filed on November 18, 1997 as an exhibit to Registrant’s Annual Report on Form 10-KSB for the fiscal year ended April 30, 1996 and incorporated herein by reference.

(3)	Filed on September 30, 2002 as an exhibit to Registrant’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 and incorporated herein by reference.

(4)	Filed on August 26, 2010 as an exhibit to Registrant’s Current Report on Form 8-K dated August 23, 2010 and incorporated herein by reference.

(5)	Filed on November 12, 2002 as an exhibit to our proxy statement for the 2002 annual meeting, and incorporated herein by reference.

(6)	Filed on November 6, 2007 as an exhibit to our proxy statement for the 2007 annual meeting, and incorporated herein by reference.

(7)	Filed on September 23, 2010 as an exhibit to Registrant’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011 and incorporated herein by reference.

(8)	Filed on October 31, 2011 as an exhibit to our Current Report on Form 8-K dated October 28, 2011 and incorporated herein by reference.

Item 17.	Undertakings

The undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2)
That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering

(4)
That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5)	That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of Registrant as described in Item 14 of this Part II to the registration statement, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Waterloo, Ontario, Canada, on November 10, 2011 .

TURBOSONIC TECHNOLOGIES, INC.

By:	/s/ Edward F. Spink
Edward F. Spink
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment thereto has been signed by the following persons in the capacities and on the dates stated.

SIGNATURE	TITLE	DATE
/s/ Edward F. Spink Edward F. Spink	Chief Executive Officer (Principal Executive Officer) and Director	November 10, 2011
/s/ * Egbert Q. van Everdingen	President, Secretary, Treasurer and Director	November 10, 2011
/s/ * Carl A. Young	Chief Financial Officer (Principal Financial Officer)	November 10, 2011
/s/ David J. Hobson David J. Hobson	Vice President Finance and Administration (Principal Accounting Officer)	November 10, 2011
/s/ * Ken Kivenko	Chairman of the Board of Directors	November 10, 2011
/s/ * Richard H. Hurd	Director	November 10, 2011
/s/ * Glen O. Wright	Director	November 10, 2011
/s/ * Raymond L. Alarie	Director	November 10, 2011
/s/ * F. Eugene Deszca	Director	November 10, 2011

___________________

* Edward F. Spink, pursuant to Powers of Attorney (executed by each of the officers and directors listed above and indicated as signing above, and filed with the Securities and Exchange Commission, by signing his name hereto does hereby sign and execute this Amendment to the Registration Statement on behalf of each of the persons referenced above.

Date: November 10, 2011	By:	/s/ Edward F. Spink
Edward F. Spink

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.1	Certificate of Incorporation of Registrant (1)
3.2	Certificate of Amendment of Certificate of Incorporation of Registrant (2)
3.3	Certificate of Correction of Certificate of Amendment of Registrant (3)
3.4
Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional, and other Special Rights and the Qualifications, Limitations, Restrictions, and other distinguishing characteristics of Special Voting Preferred Stock (2)

3.5	Amended and Restated By-laws of Registrant (4)
4.1	Form of certificate evidencing common stock (2)
5.1	Opinion of SNR Denton US LLP *
10.1	2003 Stock Plan (5)
10.2	2008 Stock Plan (6)
10.3	Facility Agreement dated May 12, 2011 by and between TurboSonic Inc. and HSBC Bank Canada (7)
10.4	General Security Agreement dated June 20, 2011 by and between TurboSonic Inc. and HSBC Bank Canada (7)
10.5	General Security Agreement dated June 20, 2011 by and between TurboSonic Canada Inc. and HSBC Bank Canada (7)
10.6	Guarantee dated as of June 20, 2011 by and between TurboSonic Canada Inc. and HSBC Bank Canada (7)
10.7	Investment Agreement, dated as of October 28, 2011, by and between TurboSonic Technologies and Dutchess Opportunity Fund, II, LP, a Delaware Limited Partnership
10.8	Registration Rights Agreement, dated as of October 28, 2011, by and between TurboSonic Technologies and Dutchess Opportunity Fund, II, LP, a Delaware Limited Partnership (8)
21.1	Subsidiaries of Registrant (7)
23.1	Consent of Deloitte & Touche LLP *
23.2	Consent of SNR Denton US LLP (contained in its opinion included under Exhibit 5.1) *
________________

*	Filed as an exhibit to this Registration Statement on November 1, 2011.

(1)	Filed on April 9, 1993, as an exhibit to Registrant’s Registration Statement on Form S-1 (File Number 33-60856) and incorporated herein by reference.

(2)	Filed on November 18, 1997 as an exhibit to Registrant’s Annual Report on Form 10-KSB for the fiscal year ended April 30, 1996 and incorporated herein by reference.

(3)	Filed on September 30, 2002 as an exhibit to Registrant’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 and incorporated herein by reference.

(4)	Filed on August 26, 2010 as an exhibit to Registrant’s Current Report on Form 8-K dated August 23, 2010 and incorporated herein by reference.

(5)	Filed on November 12, 2002 as an exhibit to our proxy statement for the 2002 annual meeting, and incorporated herein by reference.

(6)	Filed on November 6, 2007 as an exhibit to our proxy statement for the 2007 annual meeting, and incorporated herein by reference.

(7)	Filed on September 23, 2010 as an exhibit to Registrant’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011 and incorporated herein by reference.

(8)	Filed on October 31, 2011 as an exhibit to our Current Report on Form 8-K dated October 28, 2011 and incorporated herein by reference.